UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Annual Meeting of Shareholders
On May 24, 2017, DSW Inc. (the “Company”) held its Annual Meeting of Shareholders in Columbus, Ohio to consider and vote on the matters listed below. A total of 67,674,260 shares of the Company’s common stock were present or represented by proxy at the meeting. This represented approximately 84% of the Company’s 79,930,203 shares of common stock that were outstanding and entitled to vote at the meeting. As of the record date for the Annual Meeting, there were 72,197,396 Class A shares outstanding (one vote per share) and 7,732,807 Class B shares outstanding (eight votes per share). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.
Election of Directors
The shareholders of the Company elected Ms. Lee and Messrs. Sonenberg and Tanenbaum as Class I directors with terms expiring in 2020, and Ms. Zaiac as a Class II director with a term expiring in 2018. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld
Carolee Lee	120,939,830	775,508
Harvey L. Sonenberg	112,296,265	9,419,073
Allan J. Tanenbaum	120,074,466	1,640,872
Joanne Zaiac	121,487,094	228,244
There were no broker non-votes for each director on this proposal.
Advisory Vote on the Compensation Paid to Named Executive Officers
The shareholders of the Company voted on the Compensation paid to Named Executive Officers. The voting results were as follows:

Votes For	Votes Against	Abstentions
121,343,727	345,086	26,525
There were no broker non-votes on this proposal.
Advisory Vote on the Frequency of Voting on the Compensation of Named Executive Officers
The shareholders of the Company voted on the frequency of voting on the Compensation to Named Executive Officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
112,672,747	116,749	8,879,470	46,372
Based on these results and consistent with the Company's recommendation, the Board has determined that the Company will hold a non-binding advisory vote on executive compensation every year.

ITEM 8.01 OTHER EVENTS.
On May 24, 2017, the Company issued a press release announcing that the Company's Board of Directors declared a dividend of $0.20 per share, to be paid on June 29, 2017 to shareholders of record at the close of business on June 15, 2017. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 24, 2017

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
		By:	/s/ William L. Jordan
William L. Jordan
Executive Vice President and Chief Administrative Officer

Date:	May 25, 2017